WHITNEY HOLDING CORPORATION
228 ST. CHARLES AVENUE
NEW ORLEANS, LA  70130
www.whitneybank.com

NEWS RELEASE

CONTACT:	Thomas L. Callicutt, Jr., CFO	FOR IMMEDIATE RELEASE
	Trisha Voltz Carlson, Investor Relations	October 26, 2010
504/299-5208
tcarlson@whitneybank.com

WHITNEY REPORTS THIRD QUARTER 2010 FINANCIAL RESULTS

New Orleans, Louisiana.  Whitney Holding Corporation (NASDAQ—WTNY) (the “Company”) reported a net loss of $29.0 million for the third quarter of 2010 compared to net losses of $18.0 million and $30.0 million, respectively, in the second quarter of 2010 and in the third quarter of 2009.  Including the $4.1 million dividend paid each quarter to the U.S. Treasury on the preferred stock issued under TARP, the loss per diluted common share was $.34 for the third quarter of 2010, $.23 for the second quarter of 2010 and $.50 for the third quarter of 2009.
In addition, the Company announced today, in a separate release, it has agreed to sell approximately $180 million of nonperforming loans and will reclassify up to an additional $100 million of nonperforming loans as held for sale.   The sale, reclassification and the impact of these actions on the provision are expected to occur in the fourth quarter of 2010.  The Company expects to be in an excellent position to begin a return to consistent, quarterly profitability in the first quarter of 2011.
“Although the challenges of the most recent credit cycle continued this quarter, we have gained greater clarity and an increased confidence about where we are today,” said John C. Hope, III, Chairman and CEO.  “The issues and concerns that tempered our optimism last quarter --- the Gulf oil spill, the independent third-party risk rating review project, and the weak economic recovery and threat of another downturn in the economy --- have all eased or been addressed.  The oil leak has been capped and those impacted along the Gulf Coast are recovering, the risk-rating

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project has been completed and is reflected in our results, and today the economy is showing more signs of stabilization.  With a clearer picture of the current conditions we are taking aggressive actions to manage our credit issues through the intended sale of greater than half of our nonperforming loans.”

HIGHLIGHTS OF THIRD QUARTER FINANCIAL RESULTS
Loans and Earning Assets
Total loans at the end of the third quarter of 2010 were $7.7 billion, down $245 million, or 3%, from June 30, 2010.  The linked-quarter decline includes $80 million in gross charge-offs, approximately $37 million in proceeds from problem loan sales, $23 million in foreclosures and approximately $20 million in payoffs and paydowns of problem loans.  The majority of the remaining decline came from the Louisiana market as repayments exceeded new originations during the quarter, mainly in the commercial and industrial (C&I) portfolio.  Average loans for the third quarter of 2010 totaled $7.9 billion, down $171 million, or 2%, compared to the second quarter of 2010.  Average earning assets of $10.3 billion were up slightly from the second quarter.

Deposits and Funding
Average deposits in the third quarter of 2010 were $8.9 billion, virtually unchanged from the second quarter of 2010.  Total period-end deposits at September 30, 2010 of $8.9 billion were up approximately $47 million, or less than 1%, compared to June 30, 2010.
“Our deposit mix continues to be a core operating strength and distinguishes Whitney from many of its peers,” said Hope.  Average and period-end noninterest-bearing deposits each totaled $3.2 billion in the third quarter of 2010, and were stable compared to the second quarter of 2010.  Noninterest-bearing demand deposits comprised 36% of total average deposits and funded approximately 31% of average earning assets for the third quarter.  The percentage of earning assets funded by all noninterest-bearing sources totaled 36% for the current quarter.

Net Interest Income
Net interest income (TE) for the third quarter of 2010 decreased $1.6 million, or less than 2%, compared to the second quarter of 2010.  The net interest margin (TE) declined 10 basis points to 4.05%, while average earnings assets were up slightly.  The margin compression during the third quarter of 2010 reflected mainly reduced yields on earning assets as well as some shift in the mix of earning assets and some additional impact from nonaccrual loans.

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Provision for Credit Losses and Credit Quality
Whitney provided $70.0 million for credit losses in the third quarter of 2010, an increase of $11.0 million from the second quarter of 2010, and a decrease of $10.5 million from the third quarter of 2009.  More than half of this quarter’s provision was related to an increase in classified loans, another $11.0 million was associated with the resolution of problem credits through note sales and foreclosures and approximately $15.0 million resulted mainly from reduced values for collateral securing previously impaired loans.  The remainder of the third quarter’s provision was related mainly to charge-offs of smaller commercial and consumer credits. The provision for the second quarter of 2010 included $5 million based on an assessment of the impact of the oil spill on tourism in Gulf Coast beach communities.
Classified loans increased $236 million, net, during the third quarter, and totaled $1.1 billion at September 30, 2010.  As noted in our second quarter filings, the Company engaged an independent third-party consultant to review various credit administration and credit review processes.  As part of the project, the consultants, with expertise in risk rating policies and practices, assisted Whitney in evaluating its risk ratings for its loan portfolio.  Over the course of this engagement, the consultants provided comprehensive training to relationship officers in the application of risk rating definitions in a dynamic economic environment.
"We believe that the risk rating project was a necessary step to gain further clarity and confidence regarding the losses inherent in our portfolio in the current economic environment.  As we have noted previously, we believe that many of the newly classified loans have lower loss potential compared to the losses incurred on loans impacted by the significant real estate market issues in Florida,” said Hope.
Classified C&I loans increased a net $94 million in the third quarter of 2010 with additions in all regional markets.  This increase reflected in part prolonged stress on businesses associated with home and commercial construction.  There was little change in classified oil and gas (O&G) industry relationships, and, overall there were no significant industry concentrations within the totals for classified C&I loans at September 30, 2010.  Classified commercial real estate (CRE) loans increased a net $137 million in the third quarter of 2010, with $119 million for loans serviced from the Texas market related mainly to newly completed retail, apartment and condominium projects.
During the third quarter Whitney management and bankers continued to review credits and talk to both customers and industry experts to determine the potential impact of the BP oil spill and

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the regulatory and legislative responses to the spill on the Company’s loan portfolio.  No significant additional credits were identified as having potential direct or indirect exposure to the oil spill or downgraded as a result of the oil spill.
Nonperforming loans, a subset of classified loans, totaled $428 million at September 30, 2010, a net decrease of $23 million from June 30, 2010.  Approximately 47% of nonperforming loans came from Whitney’s Florida markets, 26% from Louisiana, 15% from Alabama/Mississippi and 12% from Texas.  Nonperforming loans individually evaluated for impairment, a subset of total nonperforming loans, totaled $334 million at September 30, 2010, a decrease of $42 million from June 30, 2010.  Cumulative charge-offs and the current impaired loss allowance on these loans represented approximately 34% of the remaining contractual principal balances on these credits. Foreclosed assets totaled $92 million at September 30, 2010, virtually unchanged from June 30, 2010.
Net loan charge-offs in the third quarter of 2010 were $76.6 million, or 3.89% of average loans on an annualized basis, compared to $53.3 million, or 2.65% of average loans in the second quarter.  Approximately $40 million of the charge-offs in the third quarter were related to losses identified and reserved for in previous quarters on impaired loans. Charge-offs of credits serviced in the Florida market were 52% of total gross charge-offs in the third quarter, mainly from loans on residential land, lots and investment properties and on recently developed CRE.  Charge-offs of credits serviced in Louisiana markets, mainly from the C&I portfolio, were approximately 20% of the total, while the Alabama/Mississippi and Texas markets accounted for 18% and 10% of total gross charge-offs, respectively.
The allowance for loan losses represented 2.89% of total loans at September 30, 2010, compared to 2.88% at June 30, 2010 and 2.81% at September 30, 2009.

Noninterest Income
Noninterest income for the third quarter of 2010 totaled $28.7 million, a decline of $3.1 million, or 10%, from the second quarter of 2010.  The earlier period included a $1.3 million insurance settlement gain related to the hurricanes in 2008 and a gain of $.8 million from the sale of surplus banking property.
Deposit service charge income decreased $.5 million compared to the second quarter of 2010 mainly as a result of the new consumer protection regulations implemented during the third quarter.  Secondary mortgage market income was up approximately $.6 million during the third

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quarter of 2010 on strong loan production that was helped by low rates and increased refinancing activity.
Other noninterest income decreased $3.0 million during the third quarter of 2010 reflecting mainly the second quarter gains noted earlier.  A loss of $.5 million was recorded in the third quarter on the early disposition of equipment and software being replaced by new technology as part of our previously announced technology upgrade project.

Noninterest Expense
Total noninterest expense for the third quarter of 2010 increased $3.0 million from the second quarter of 2010.
Total personnel expense declined slightly from the second quarter of 2010.   A decrease of $.4 million in employee compensation was related mainly to an adjustment of performance estimates for certain share-based compensation awards.  No management cash bonus was accrued during the first nine months of 2010 or during 2009.
Loan collection costs, together with foreclosed asset management expenses and provisions for valuation losses, totaled $8.5 million in the third quarter of 2010, up $2.5 million from the second quarter of 2010.
Equipment and data processing costs increased $.5 million compared to the second quarter of 2010, related mainly to our ongoing technology project.  Legal and other professional services increased $.3 million during the third quarter and included services associated with collection of problem credits, technology initiatives, and compliance and other regulatory projects.  Deposit insurance and regulatory fees declined in the third quarter, related mainly to our decision not to participate in the most recent extension of the FDIC’s Transaction Account Guarantee Program.

Capital
The Company’s tangible common equity ratio was 8.10% at September 30, 2010, compared to 8.49% at June 30, 2010.  The Company’s leverage ratio at September 30, 2010 declined to 10.09% from 10.48% at June 30, 2010.  Substantially all of the Company’s deferred tax assets have been disallowed for regulatory capital calculations.  Regulatory capital ratios continue to remain above those required for the Company and Whitney National Bank to be considered well-capitalized institutions.

Conference Call and Additional Financial Information
Management will host a conference call today at 9:00 a.m. Central Time to review third quarter 2010 results.  Analysts and investors may dial in and participate in the question/answer

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session.  A live listen-only webcast of the call will be available under the Investor Relations section of our website at http://www.whitneybank.com.  To participate in the Q&A portion of the call, dial (877) 354-4079 or (408) 427-3700.
An audio archive of the conference call will be available under the Investor Relations section of our website.  A replay of the call will also be available through November 3, 2010 by dialing (800) 642-1687 or (706) 645-9291, passcode 15357845.
This earnings release, including additional financial tables and a slide presentation related to third quarter results, is posted in the Investor Relations section of the Company's website at http://investor.whitneybank.com/releases.cfm?ReleasesType=Earnings&Year=2010.

Whitney Holding Corporation, through its banking subsidiary Whitney National Bank, serves the five-state Gulf Coast region stretching from Houston, Texas; across southern Louisiana and the coastal region of Mississippi; to central and south Alabama; the panhandle of Florida; and the Tampa Bay metropolitan area of Florida.

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Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended, and we intend such forward-looking statements to be covered by the safe harbor provisions therein and are including this statement for purposes of invoking these safe-harbor provisions.  Forward-looking statements provide projections of results of operations or of financial condition or state other forward-looking information, such as expectations about future conditions and descriptions of plans and strategies for the future.  The forward-looking statements made in this release include, but may not be limited to, expectations regarding credit quality metrics in the loan portfolio and specific industry and geographic segments within the loan portfolio, future profitability, the impact of the oil spill in the Gulf on Whitney’s loan portfolio, the results and benefits of the risk-rating project, the timing and strength of the economic recovery, the loss potential for newly classified credits compared to previously classified credits, the impact of new regulations, the overall capital strength of Whitney and its ability to dispose of problem assets and the timing or actual results of such disposal on Whitney’s operations.
Whitney’s ability to accurately project results or predict the effects of future plans or strategies is inherently limited.  Although Whitney believes that the expectations reflected in its forward-looking statements are based on reasonable assumptions, actual results and performance could differ materially from those set forth in the forward-looking statements.  Factors that could cause actual results to differ from those expressed in Whitney’s forward-looking statements include, but are not limited to, those risk factors outlined in Whitney’s public filings with the Securities and Exchange Commission, which are available at the SEC’s internet site (http://www.sec.gov).
You are cautioned not to place undue reliance on these forward-looking statements.  Whitney does not intend, and undertakes no obligation, to update or revise any forward-looking statements, whether as a result of differences in actual results, changes in assumptions or changes in other factors affecting such statements, except as required by law.
(WTNY-E)

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WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
	Third	Second	Third	Nine Months Ended
	Quarter	Quarter	Quarter	September 30
(dollars in thousands, except per share data)	2010	2010	2009		2010		2009

INCOME DATA
Net interest income	$104,246	$105,869	$109,854		$316,744		$332,041
Net interest income (tax-equivalent)	105,186	106,810	110,975		319,580		335,719
Provision for credit losses	70,000	59,000	80,500		166,500		219,500
Noninterest income	28,651	31,761	29,227		88,659		90,924
Net securities gains in noninterest income	-	-	195		-		195
Noninterest expense	113,118	110,147	103,596		332,971		312,251
Net income (loss)	(29,004)	(17,993)	(30,024)		(53,277)		(62,464)
Net income (loss) to common shareholders	(33,071)	(22,060)	(34,091)		(65,478)		(74,623)

QUARTER-END BALANCE SHEET DATA
Loans	$7,733,932	$7,979,371	$8,476,989		$7,733,932		$8,476,989
Investment securities	2,297,338	2,076,313	2,005,881		2,297,338		2,005,881
Earning assets	10,246,178	10,214,267	10,561,425		10,246,178		10,561,425
Total assets	11,517,194	11,416,761	11,656,468		11,517,194		11,656,468
Noninterest-bearing deposits	3,245,123	3,229,244	3,130,426		3,245,123		3,130,426
Total deposits	8,865,916	8,819,051	8,880,377		8,865,916		8,880,377
Shareholders' equity	1,638,661	1,674,166	1,465,431		1,638,661		1,465,431

AVERAGE BALANCE SHEET DATA
Loans	$7,881,160	$8,051,668	$8,661,806		$8,046,498		$8,890,667
Investment securities	2,115,549	2,021,359	1,966,020		2,048,728		1,919,666
Earning assets	10,331,541	10,314,161	10,723,215		10,375,419		10,945,607
Total assets	11,563,331	11,503,150	11,796,108		11,574,077		12,030,560
Noninterest-bearing deposits	3,224,881	3,255,019	3,083,404		3,246,766		3,105,176
Total deposits	8,884,439	8,895,731	9,076,350		8,935,103		9,135,921
Shareholders' equity	1,670,244	1,676,468	1,485,525		1,677,030		1,512,967

COMMON SHARE DATA
Earnings (loss) per share
Basic	$ ( .34)	$ ( .23)	$ ( .50)	$	( .68)	$	(1.10)
Diluted	( .34)	( .23)	( .50)		( .68)		(1.10)
Cash dividends per share	$.01	$.01	$.01		$.03		$.03
Book value per share, end of period	$13.89	$14.29	$17.30		$13.89		$17.30
Tangible book value per share, end of period	$9.28	$9.65	$10.63		$9.28		$10.63
Trading data
High sales price	$10.04	$15.29	$11.27		$15.29		$16.16
Low sales price	7.04	9.25	7.94		7.04		7.94
End-of-period closing price	8.17	9.25	9.54		8.17		9.54
Trading volume	67,483,532	75,477,402	49,059,850		210,338,830		160,264,736

RATIOS
Return on average assets	(1.00)%	(.63)%	(1.01)%		(.62)%		(.69)%
Return on average common equity	(9.55)	(6.41)	(11.36)		(6.34)		(8.19)
Net interest margin (TE)	4.05	4.15	4.11		4.11		4.10
Average loans to average deposits	88.71	90.51	95.43		90.05		97.32
Efficiency ratio	84.52	79.49	73.99		81.56		73.22
Annualized expenses to average assets	3.91	3.83	3.51		3.84		3.46
Allowance for loan losses to loans, end of period	2.89	2.88	2.81		2.89		2.81
Annualized net charge-offs to average loans	3.89	2.65	2.86		2.77		2.11
Nonperforming assets to loans plus foreclosed
assets and surplus property, end of period	6.64	6.73	5.34		6.64		5.34
Average shareholders' equity to average total assets	14.44	14.57	12.59		14.49		12.58
Tangible common equity to tangible assets,
end of period	8.10	8.49	6.42		8.10		6.42
Leverage ratio, end of period	10.09	10.48	8.99		10.09		8.99
Tax-equivalent (TE) amounts are calculated using a federal income tax rate of 35%.
The efficiency ratio is noninterest expense to total net interest (TE) and noninterest income (excluding securities gains and losses).
The tangible common equity to tangible assets ratio is total shareholders' equity less preferred stock and intangible assets divided by total assets less intangible assets.

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WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
QUARTERLY HIGHLIGHTS
	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter
(dollars in thousands, except per share data)	2010	2010	2010	2009	2009

INCOME DATA
Net interest income	$104,246	$105,869	$106,629	$111,391	$109,854
Net interest income (tax-equivalent)	105,186	106,810	107,584	112,396	110,975
Provision for credit losses	70,000	59,000	37,500	39,500	80,500
Noninterest income	28,651	31,761	28,247	29,026	29,227
Net securities gains in noninterest income	-	-	-	139	195
Noninterest expense	113,118	110,147	109,706	104,143	103,596
Net income (loss)	(29,004)	(17,993)	(6,280)	318	(30,024)
Net income (loss) to common shareholders	(33,071)	(22,060)	(10,347)	(3,749)	(34,091)

QUARTER-END BALANCE SHEET DATA
Loans	$7,733,932	$7,979,371	$8,073,498	$8,403,443	$8,476,989
Investment securities	2,297,338	2,076,313	2,042,307	2,050,440	2,005,881
Earning assets	10,246,178	10,214,267	10,395,252	10,699,847	10,561,425
Total assets	11,517,194	11,416,761	11,580,806	11,892,141	11,656,468
Noninterest-bearing deposits	3,245,123	3,229,244	3,298,095	3,301,354	3,130,426
Total deposits	8,865,916	8,819,051	8,961,957	9,149,894	8,880,377
Shareholders' equity	1,638,661	1,674,166	1,676,240	1,681,064	1,465,431

AVERAGE BALANCE SHEET DATA
Loans	$7,881,160	$8,051,668	$8,210,283	$8,434,397	$8,661,806
Investment securities	2,115,549	2,021,359	2,008,095	2,025,103	1,966,020
Earning assets	10,331,541	10,314,161	10,482,211	10,635,573	10,723,215
Total assets	11,563,331	11,503,150	11,656,777	11,733,149	11,796,108
Noninterest-bearing deposits	3,224,881	3,255,019	3,260,794	3,222,748	3,083,404
Total deposits	8,884,439	8,895,731	9,026,703	9,017,220	9,076,350
Shareholders' equity	1,670,244	1,676,468	1,684,537	1,629,312	1,485,525

COMMON SHARE DATA
Earnings (loss) per share
Basic	$ ( .34)	$ ( .23)	$ ( .11)	$ ( .04)	$ ( .50)
Diluted	( .34)	( .23)	( .11)	( .04)	( .50)
Cash dividends per share	$.01	$.01	$.01	$.01	$.01
Book value per share, end of period	$13.89	$14.29	$14.32	$14.37	$17.30
Tangible book value per share, end of period	$9.28	$9.65	$9.67	$9.71	$10.63
Trading data
High sales price	$10.04	$15.29	$14.53	$9.69	$11.27
Low sales price	7.04	9.25	9.05	7.78	7.94
End-of-period closing price	8.17	9.25	13.79	9.11	9.54
Trading volume	67,483,532	75,477,402	67,377,896	79,863,609	49,059,850

RATIOS
Return on average assets	(1.00)%	(.63)%	(.22)%	.01%	(1.01)%
Return on average common equity	(9.55)	(6.41)	(3.02)	(1.11)	(11.36)
Net interest margin (TE)	4.05	4.15	4.15	4.20	4.11
Average loans to average deposits	88.71	90.51	90.96	93.54	95.43
Efficiency ratio	84.52	79.49	80.77	73.71	73.99
Annualized expenses to average assets	3.91	3.83	3.76	3.55	3.51
Allowance for loan losses to loans, end of period	2.89	2.88	2.77	2.66	2.81
Annualized net charge-offs to average loans	3.89	2.65	1.81	2.59	2.86
Nonperforming assets to loans plus foreclosed
assets and surplus property, end of period	6.64	6.73	6.12	5.52	5.34
Average shareholders' equity to average total assets	14.44	14.57	14.45	13.89	12.59
Tangible common equity to tangible assets,
end of period	8.10	8.49	8.38	8.18	6.42
Leverage ratio, end of period	10.09	10.48	10.61	11.05	8.99
Tax-equivalent (TE) amounts are calculated using a federal income tax rate of 35%.
The efficiency ratio is noninterest expense to total net interest (TE) and noninterest income (excluding securities gains and losses).
The tangible common equity to tangible assets ratio is total shareholders' equity less preferred stock and intangible assets divided by total assets less intangible assets.

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WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
DAILY AVERAGE CONSOLIDATED BALANCE SHEETS
	Third	Second	Third	Nine Months Ended
	Quarter	Quarter	Quarter	September 30
(dollars in thousands)	2010	2010	2009	2010	2009
ASSETS
EARNING ASSETS
Loans	$7,881,160	$8,051,668	$8,661,806	$8,046,498	$8,890,667
Investment securities
Securities available for sale	1,957,481	1,858,996	1,777,298	1,885,322	1,724,006
Securities held to maturity	158,068	162,363	188,722	163,406	195,660
Total investment securities	2,115,549	2,021,359	1,966,020	2,048,728	1,919,666
Federal funds sold and short-term investments	296,485	213,031	66,225	251,075	94,976
Loans held for sale	38,347	28,103	29,164	29,118	40,298
Total earning assets	10,331,541	10,314,161	10,723,215	10,375,419	10,945,607
NONEARNING ASSETS
Goodwill and other intangible assets	446,308	447,596	452,614	447,628	454,849
Accrued interest receivable	32,764	34,791	37,901	34,535	38,955
Other assets	983,823	941,391	822,974	950,567	800,913
Allowance for loan losses	(231,105)	(234,789)	(240,596)	(234,072)	(209,764)

Total assets	$11,563,331	$11,503,150	$11,796,108	$11,574,077	$12,030,560

LIABILITIES
INTEREST-BEARING LIABILITIES
Interest-bearing deposits
NOW account deposits	$1,128,756	$1,148,590	$1,094,418	$1,174,388	$1,166,095
Money market investment deposits	1,811,326	1,765,839	1,801,664	1,790,722	1,604,820
Savings deposits	865,229	868,829	882,520	861,081	897,461
Other time deposits	716,245	728,121	845,684	741,817	851,841
Time deposits $100,000 and over	1,138,002	1,129,333	1,368,660	1,120,329	1,510,528
Total interest-bearing deposits	5,659,558	5,640,712	5,992,946	5,688,337	6,030,745

Short-term borrowings	707,892	624,931	908,700	659,451	1,069,831
Long-term debt	199,731	199,751	199,610	199,731	194,183
Total interest-bearing liabilities	6,567,181	6,465,394	7,101,256	6,547,519	7,294,759
NONINTEREST-BEARING LIABILITIES
Noninterest-bearing deposits	3,224,881	3,255,019	3,083,404	3,246,766	3,105,176
Accrued interest payable	11,543	8,910	18,026	10,999	18,422
Other liabilities	89,482	97,359	107,897	91,763	99,236
Total liabilities	9,893,087	9,826,682	10,310,583	9,897,047	10,517,593
SHAREHOLDERS' EQUITY
Preferred	295,770	295,454	294,500	295,457	294,187
Common	1,374,474	1,381,014	1,191,025	1,381,573	1,218,780
Total shareholders' equity	1,670,244	1,676,468	1,485,525	1,677,030	1,512,967

Total liabilities and shareholders' equity	$11,563,331	$11,503,150	$11,796,108	$11,574,077	$12,030,560

EARNING ASSETS LESS
INTEREST-BEARING LIABILITIES	$3,764,360	$3,848,767	$3,621,959	$3,827,900	$3,650,848

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WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
	September 30	June 30	March 31	December 31	September 30
(dollars in thousands)	2010	2010	2010	2009	2009
ASSETS
Cash and due from financial institutions	$244,331	$200,075	$198,912	$216,347	$209,523
Federal funds sold and short-term investments	165,746	130,113	256,505	212,219	54,729
Loans held for sale	49,162	28,470	22,942	33,745	23,826
Investment securities
Securities available for sale	2,140,882	1,915,587	1,877,653	1,875,495	1,821,246
Securities held to maturity	156,456	160,726	164,654	174,945	184,635
Total investment securities	2,297,338	2,076,313	2,042,307	2,050,440	2,005,881
Loans	7,733,932	7,979,371	8,073,498	8,403,443	8,476,989
Allowance for loan losses	(223,254)	(229,884)	(223,890)	(223,671)	(238,600)
Net loans	7,510,678	7,749,487	7,849,608	8,179,772	8,238,389
Bank premises and equipment	228,696	227,620	226,105	223,142	216,722
Goodwill	435,678	435,678	435,678	435,678	435,678
Other intangible assets	10,009	11,284	12,621	14,116	15,850
Accrued interest receivable	30,161	29,783	33,277	32,841	34,671
Other assets	545,395	527,938	502,851	493,841	421,199
Total assets	$11,517,194	$11,416,761	$11,580,806	$11,892,141	$11,656,468

LIABILITIES
Noninterest-bearing demand deposits	$3,245,123	$3,229,244	$3,298,095	$3,301,354	$3,130,426
Interest-bearing deposits	5,620,793	5,589,807	5,663,862	5,848,540	5,749,951
Total deposits	8,865,916	8,819,051	8,961,957	9,149,894	8,880,377
Short-term borrowings	681,152	599,106	610,344	734,606	991,189
Long-term debt	199,755	199,764	199,722	199,707	199,589
Accrued interest payable	11,600	9,794	12,598	11,908	14,505
Other liabilities	120,110	114,880	119,945	114,962	105,377
Total liabilities	9,878,533	9,742,595	9,904,566	10,211,077	10,191,037
SHAREHOLDERS' EQUITY
Preferred stock	295,925	295,608	295,291	294,974	294,657
Common stock	2,800	2,800	2,800	2,800	2,800
Capital surplus	618,475	620,111	618,392	617,038	398,069
Retained earnings	722,081	756,127	779,158	790,481	795,199
Accumulated other comprehensive income (loss)	12,077	12,217	(6,704)	(11,532)	(12,597)
Treasury stock at cost	(12,697)	(12,697)	(12,697)	(12,697)	(12,697)
Total shareholders' equity	1,638,661	1,674,166	1,676,240	1,681,064	1,465,431
Total liabilities and shareholders' equity	$11,517,194	$11,416,761	$11,580,806	$11,892,141	$11,656,468

-MORE-

11
WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
	Third	Second	Third	Nine Months Ended
	Quarter	Quarter	Quarter	September 30
(dollars in thousands, except per share data)	2010	2010	2009	2010	2009
INTEREST INCOME
Interest and fees on loans	$96,836	$98,778	$107,751	$295,744	$329,918
Interest and dividends on investments	20,002	20,076	20,803	60,580	62,156
Interest on federal funds sold and
short-term investments	195	157	103	531	485
Total interest income	117,033	119,011	128,657	356,855	392,559
INTEREST EXPENSE
Interest on deposits	9,998	10,398	15,918	31,816	50,784
Interest on short-term borrowings	294	255	387	825	2,235
Interest on long-term debt	2,495	2,489	2,498	7,470	7,499
Total interest expense	12,787	13,142	18,803	40,111	60,518
NET INTEREST INCOME	104,246	105,869	109,854	316,744	332,041
PROVISION FOR CREDIT LOSSES	70,000	59,000	80,500	166,500	219,500
NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	34,246	46,869	29,354	150,244	112,541
NONINTEREST INCOME
Service charges on deposit accounts	8,208	8,662	9,390	25,352	28,622
Bank card fees	6,305	6,217	5,258	18,196	14,265
Trust service fees	2,804	3,076	2,865	8,788	9,018
Secondary mortgage market operations	2,600	2,050	2,243	6,532	7,169
Other noninterest income	8,734	11,756	9,276	29,791	31,655
Securities transactions	-	-	195	-	195
Total noninterest income	28,651	31,761	29,227	88,659	90,924
NONINTEREST EXPENSE
Employee compensation	40,277	40,719	40,356	120,040	119,816
Employee benefits	9,344	9,004	10,239	29,399	32,046
Total personnel	49,621	49,723	50,595	149,439	151,862
Net occupancy	9,922	9,706	10,137	29,573	29,419
Equipment and data processing	7,448	6,923	6,570	20,965	19,452
Legal and other professional services	9,643	9,329	4,609	24,204	13,935
Deposit insurance and regulatory fees	5,385	6,491	5,281	17,889	18,745
Telecommunication and postage	3,024	3,022	3,246	9,131	9,295
Corporate value and franchise taxes	1,720	1,588	2,094	5,006	6,867
Amortization of intangibles	1,275	1,337	2,192	4,107	7,033
Provision for valuation losses on foreclosed assets	4,372	3,479	2,092	10,939	7,892
Nonlegal loan collection and other foreclosed asset costs	4,150	2,560	2,256	9,883	5,972
Other noninterest expense	16,558	15,989	14,524	51,835	41,779
Total noninterest expense	113,118	110,147	103,596	332,971	312,251
Income (loss) before income taxes	(50,221)	(31,517)	(45,015)	(94,068)	(108,786)
Income tax expense	(21,217)	(13,524)	(14,991)	(40,791)	(46,322)
Net income (loss)	$(29,004)	$(17,993)	$(30,024)	$(53,277)	$(62,464)
Preferred stock dividends	4,067	4,067	4,067	12,201	12,159
Net income (loss) to common shareholders	$(33,071)	$(22,060)	$(34,091)	$(65,478)	$(74,623)

EARNINGS (LOSS) PER COMMON SHARE
Basic	$(.34)	$(.23)	$(.50)	$(.68)	$(1.10)
Diluted	(.34)	(.23)	(.50)	(.68)	(1.10)
WEIGHTED-AVERAGE COMMON
SHARES OUTSTANDING
Basic	96,707,562	96,538,261	67,772,139	96,594,050	67,575,306
Diluted	96,707,562	96,538,261	67,772,139	96,594,050	67,575,306
CASH DIVIDENDS PER COMMON SHARE	$.01	$.01	$.01	$.03	$.03

-MORE-

12
WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
SUMMARY OF INTEREST RATES (TAX-EQUIVALENT)*
	Third	Second	Third	Nine Months Ended
	Quarter	Quarter	Quarter	September 30
	2010	2010	2009	2010	2009

EARNING ASSETS
Loans**	4.86%	4.91%	4.93%	4.90%	4.95%
Investment securities	3.94	4.15	4.44	4.11	4.54
Federal funds sold and short-term investments	.26	.30	.62	.28	.68
Total interest-earning assets	4.54%	4.66%	4.81%	4.63%	4.84%

INTEREST-BEARING LIABILITIES
Interest-bearing deposits
NOW account deposits	.30%	.35%	.37%	.34%	.37%
Money market investment deposits	.69	.74	1.08	.75	.98
Savings deposits	.15	.15	.16	.15	.16
Other time deposits	1.26	1.31	1.80	1.32	2.14
Time deposits $100,000 and over	1.18	1.22	1.69	1.25	1.87
Total interest-bearing deposits	.70%	.74%	1.05%	.75%	1.13%

Short-term borrowings	.16	.16	.17	.17	.28
Long-term debt	5.00	4.98	5.01	4.99	5.15
Total interest-bearing liabilities	.77%	.81%	1.05%	.82%	1.11%

NET INTEREST SPREAD (tax-equivalent)
Yield on earning assets less cost of interest-
bearing liabilities	3.77%	3.85%	3.76%	3.81%	3.73%

NET INTEREST MARGIN (tax-equivalent)
Net interest income (tax equivalent) as a
percentage of average earning assets	4.05%	4.15%	4.11%	4.11%	4.10%

COST OF FUNDS
Interest expense as a percentage of average interest-
bearing liabilities plus interest-free funds	.49%	.51%	.70%	.52%	.74%

* Based on a 35% tax rate.
** Net of unearned income, before deducting the allowance for loan losses and including loans held for sale and loans accounted for on a nonaccrual basis.

-MORE-

13
WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
LOAN QUALITY
	Third	Second	Third	Nine Months Ended
	Quarter	Quarter	Quarter	September 30
(dollars in thousands)	2010	2010	2009	2010	2009

ALLOWANCE FOR LOAN LOSSES
Allowance at beginning of period	$229,884	$223,890	$219,465	$223,671	$161,109
Provision for credit losses	70,000	59,300	81,000	166,600	218,000
Loans charged off	(80,062)	(57,948)	(63,530)	(177,997)	(145,903)
Recoveries on loans previously charged off	3,432	4,642	1,665	10,980	5,394
Net loans charged off	(76,630)	(53,306)	(61,865)	(167,017)	(140,509)
Allowance at end of period	$223,254	$229,884	$238,600	$223,254	$238,600

Allowance for loan losses as a percentage of
loans, at end of period	2.89%	2.88%	2.81%	2.89%	2.81%

Annualized net charge-offs as a percentage
of average loans	3.89	2.65	2.86	2.77	2.11

Annualized gross charge-offs as a percentage of
average loans	4.06	2.88	2.93	2.95	2.19

Recoveries as a percentage of gross charge-offs	4.29	8.01	2.62	6.17	3.70

RESERVE FOR LOSSES ON
UNFUNDED CREDIT COMMITMENTS
Reserve at beginning of period	$2,100	$2,400	$2,800	$2,200	$800
Provision for credit losses	-	(300)	(500)	(100)	1,500
Reserve at end of period	$2,100	$2,100	$2,300	$2,100	$2,300

	September 30	June 30	March 31	December 31	September 30
(dollars in thousands)	2010	2010	2010	2009	2009

NONPERFORMING ASSETS
Loans accounted for on a nonaccrual basis	$428,012	$451,405	$436,680	$414,075	$405,852
Restructured loans accruing	-	-	-	-	-
Total nonperforming loans	428,012	451,405	436,680	414,075	405,852
Foreclosed assets and surplus property	91,770	91,506	60,879	52,630	49,737
Total nonperforming assets	$519,782	$542,911	$497,559	$466,705	$455,589
Loans 90 days past due still accruing	$28,518	$10,539	$17,591	$23,386	$15,077

Nonperforming assets as a percentage of loans
plus foreclosed assets and surplus property,
at end of period	6.64%	6.73%	6.12%	5.52%	5.34%

Allowance for loan losses as a percentage of
nonperforming loans, at end of period	52.16	50.93	51.27	54.02	58.79

Loans 90 days past due still accruing as a
percentage of loans, at end of period	.37	.13	.22	.28	.18

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14
WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
LOAN PORTFOLIO DETAIL

LOAN PORTFOLIO AT QUARTER-END
		2010			2009
(dollars in millions)		September	June	March	December	September

Commercial, financial & agricultural		$2,846	$2,895	$2,869	$3,075	$3,064
Owner-occupied real estate		1,070	1,053	1,069	1,080	1,057
Total commercial & industrial		3,916	3,948	3,938	4,155	4,121
Commercial real estate:
Construction, land & land development		1,175	1,396	1,479	1,537	1,702
CRE - other		1,223	1,197	1,217	1,246	1,220
Total commercial real estate		2,398	2,593	2,696	2,783	2,922
Residential mortgage		994	1,007	1,015	1,035	1,011
Consumer		426	431	424	430	423
Total loans		$7,734	$7,979	$8,073	$8,403	$8,477

GEOGRAPHIC DISTRIBUTION OF LOAN PORTFOLIO AT SEPTEMBER 30, 2010
				Alabama/		Percent
(dollars in millions)	Louisiana	Texas	Florida	Mississippi	Total	of total

Commercial, financial & agricultural	$2,091	$422	$113	$220	$2,846	37%
Owner-occupied real estate	650	141	185	94	1,070	14%
Total commercial & industrial	2,741	563	298	314	3,916	51%
Commercial real estate:
Construction, land & land development	402	360	246	167	1,175	15%
CRE - other	591	180	311	141	1,223	16%
Total commercial real estate	993	540	557	308	2,398	31%
Residential mortgage	556	146	173	119	994	13%
Consumer	291	23	67	45	426	5%
Total	$4,581	$1,272	$1,095	$786	$7,734	100%
Percent of total	59%	17%	14%	10%	100%

CLASSIFIED LOANS AT SEPTEMBER 30, 2010
						Percent
						of loan
				Alabama/		category
(dollars in millions)	Louisiana	Texas	Florida	Mississippi	Total	total

Commercial, financial & agricultural	$86	$44	$13	$43	$186	7%
Owner-occupied real estate	66	17	56	25	164	15%
Total commercial & industrial	152	61	69	68	350	9%
Commercial real estate:
Construction, land & land development	73	183	124	41	421	36%
CRE - other	48	48	90	34	220	18%
Total commercial real estate	121	231	214	75	641	27%
Residential mortgage	47	8	48	15	118	12%
Consumer	5	1	6	1	13	3%
Total	$325	$301	$337	$159	$1,122	15%
Percent of regional loan total	7%	24%	31%	20%	15%

-END-

3Q10 Supplemental Data
October 26, 2010

Loan mix

Other CRE
16%
Commercial, fin'l
& ag
37%
Commercial
construction, land
& land
development
15%
Residential
Mortgage
13%
Consumer
5%
Owner-occupied
RE
14%

AL/MS
10%
FL
14%
TX
17%
LA
59%

Total Loans: $7.7B
Average Yield: 4.86%

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

2
2
Commercial and Business Banking Focus
Note: Financial data as of September 30, 2010
Geographic Distribution
C&I
CRE

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

3
3
CRE: Construction, Land & Land Development Loans
Note: Financial data as of September 30, 2010
($s in millions)	Louisiana	Texas	Florida	Alabama/ Mississippi	Total
Residential construction	$ 63	$ 45	$ 29	$ 12	$ 149
Land & Lots:
Residential	122	16	96	58	292
Commercial	120	86	60	45	311
Retail	10	105	4	6	125
Office Buildings	10	12	20	1	43
Hotel/motel	--	--	23	--	23
Multifamily	21	62	--	17	100
Industrial/ warehouse	13	1	2	2	18
Other	43	33	12	26	114
Total	$ 402	$ 360	$ 246	$ 167	$ 1,175

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

4
4
CRE: Other Commercial Real Estate Loans
Note: Financial data as of September 30, 2010
($s in millions)	Louisiana	Texas	Florida	Alabama/ Mississippi	Total
Retail	$ 176	$ 88	$ 82	$ 37	$ 383
Office Buildings	105	36	59	31	231
Hotel/motel	118	4	53	23	198
Multifamily	70	38	35	30	173
Industrial/ warehouse	62	12	47	14	135
Other	60	2	35	6	103
Total	$ 591	$ 180	$ 311	$ 141	$ 1,223

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

C&I: Oil & Gas Portfolio
• Oil and gas
 portfolio 10%
 of total loans
5
Sector	$ Outstanding	% of Total
Exploration & Production	$262	34%
Drilling & pre-drilling	168	22%
Transportation	162	21%
Service & Supply	141	19%
Other	31	4%
Total	$764	100%
$s in millions
Note: Financial data as of September 30, 2010

4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
0.2%
0.1%
0.3%
0.1%
0.9%
1.4%
2.1%
2.9%
2.6%
1.8%
2.7%
3.9%
2004Y
2005Y
2006Y
2007Y
2008Y
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3

225.0%
175.0%
125.0%
75.0%
25.0%
229.8%
137.3%
135.6%
73.2%
53.5%
53.0%
53.1%
58.8%
54.0%
51.3%
50.9%
52.2%
2004Y
2005Y
2006Y
2007Y
2008Y
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3

7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
0.5%
1.0%
0.8%
1.6%
3.6%
4.5%
5.2%
5.3%
5.5%
6.1%
6.7%
6.6%
2004Y
2005Y
2006Y
2007Y
2008Y
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3

5.5%
4.5%
3.5%
2.5%
1.5%
0.5%
-0.5%
1.0%
1.4%
1.1%
1.2%
1.8%
2.2%
2.5%
2.8%
2.7%
2.8%
2.9%
2.9%
2004Y
2005Y
2006Y
2007Y
2008Y
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3

It takes a Whitney Banker.

WHITNEY®
HOLDING CORPORATION

6

Summary Credit Statistics
NCOs/avg. loans
Allowance for loan losses/loans
NPAs/loans + OREO
Reserves/NPLs
Note: Financial data as of September 30, 2010

400
350
300
250
200
150
100
50
0
LA
TX
FL
AL/MS
1Q10
2Q10
3Q10

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

7

Classified Portfolio By Geography
NPLs are included in total classified portfolio
Note: Financial data as of September 30, 2010

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WHITNEY®
HOLDING CORPORATION

Classified To Total Loans By Geography
$s in millions	Louisiana	Texas	Florida	Alabama/ Mississippi	Total	% of Total
C&I	152	61	69	68	350	31%
% Classified to Total Loans	6%	11%	23%	22%	9%
CRE	121	231	214	75	641	57%
% Classified to Total Loans	12%	43%	38%	24%	27%
Residential Mortgage	47	8	48	15	118	11%
% Classified to Total Loans	8%	5%	28%	13%	12%
Consumer	5	1	6	1	13	1%
% Classified to Total Loans	2%	4%	9%	2%	3%
Total Classified Loans	$325	$301	$337	$159	$1,122	100%
% of Portfolio Classified	7%	24%	31%	20%	15%
Note: Financial data as of September 30, 2010
Classified loans include: Substandard and Doubtful

9

Construction, Land & Land Development Classified Loans
Note: Financial data as of September 30, 2010
($s in millions)	Louisiana	Texas	Florida	Alabama/ Mississippi	Total	% of Portfolio Total
Residential construction	$ 3	$ 7	$ 10	$ 1	$ 21	14%
Land & Lots:
Residential	24	4	57	29	114	39%
Commercial	39	61	36	5	141	45%
Retail	--	62	2	2	66	53%
Office Buildings	4	7	14	--	25	58%
Hotel/motel	--	--	--	--	--	--
Multifamily	--	27	--	--	27	27%
Industrial/ warehouse	--	--	1	--	1	--
Other	3	15	4	4	26	23%
Total	$ 73	$ 183	$ 124	$ 41	$ 421	36%

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WHITNEY® HOLDING CORPORATION

10

Other Commercial Real Estate Classified Loans
Note: Financial data as of September 30, 2010
($s in millions)	Louisiana	Texas	Florida	Alabama/ Mississippi	Total	% of Portfolio Total
Retail	$ 3	$ 23	$ 23	$ 8	$ 57	15%
Office Buildings	10	--	10	4	24	10%
Hotel/motel	13	4	11	--	28	14%
Multifamily	13	21	18	16	68	39%
Industrial/ warehouse	5	--	20	5	30	22%
Other	4	--	8	1	13	13%
Total	$ 48	$ 48	$ 90	$ 34	$ 220	18%

Majority of Nonperforming Loans Are Impaired

Impaired

- Nonperforming loans (NPLs) totaled $428 million at September 30, 2010
- Impaired loans, a subset of NPLs, totaled $334 million or 78%
- Majority of impaired loans are collateral dependent
- Impaired loans have been charged-down to the most recent appraised value or reserved to collateral value estimates

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WHITNEY®
HOLDING CORPORATION

• Cumulative charge-offs and the current impaired loss
 allowance on the impaired loans represented
 approximately 34% of the original contractual
 principal balances remaining on these credits
Note: Data as of September 30, 2010

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WHITNEY®
HOLDING CORPORATION

Impaired Breakdown By State
Impaired loans ($s in millions)	Current Balance Outstanding (Book Value)	% Charged-Off To-Date of Contractual Balance	% Currently Reserved to Current Book Value
Florida	$153	36%	9%
Alabama/ Mississippi	56	29%	4%
Louisiana	81	20%	4%
Texas	44	17%	5%
Total impaired	$334	29%	7%
Note: Financial data as of September 30, 2010
Percents are not additive. Cumulative charge-offs and the current impaired loss allowance on the total impaired portfolio represented approximately 34% of the original contractual principal balances remaining on these credits.

Oil spill reserve
2%
AL/MS
13%
LA
29%
FL
42%
TX
14%

AL/MS
15%
LA
26%
TX
12%
FL
47%

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WHITNEY®
HOLDING CORPORATION

	LA	TX	FL	AL/ MS
Loans	$4,581	$1,272	$1,095	$786
Reserve/NPLs	58%	64%	46%	45%
NPLs/Loans	2%	4%	19%	8%
13
13
Geographic distribution of allowance for loan losses
Geographic distribution of NPLs
Note: Financial data as of September 30, 2010
($s in millions)

10%
20%
18%
9%
43%
LA
FL - panhandle
FL - Tampa Bay
AL/MS
TX

- $80 million of gross charge-offs during 3Q10
  - $25 million, or 31%, from CRE credits (includes construction, land and lots)
  - $35 million, or 44%, from residential-related credits (includes construction, land, lots and multi-family)
  - $17 million, or 21%, from C&I credits
  - $3 million, or 4%, from consumer credits

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WHITNEY® HOLDING CORPORATION

14

Charge-Offs Mainly From Florida Portfolio
Gross Charge-offs by
Geography: 3Q10
Note: Financial data as of September 30, 2010
FL

($s in millions)
90
80
70
60
50
40
30
20
10
0
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
Provision for credit losses
Net Charge-Offs
Allowance for loan losses/loans

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WHITNEY®
HOLDING CORPORATION

15

Allowance for Loan Losses Remains Solid

3Q10 Supplemental Data
October 26, 2010